SCUDDER
INVESTMENTS(SM)
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----------------------
BOND/TAX FREE
----------------------

Scudder Ohio
Tax Free Fund

Fund #013




Semiannual Report
September 30, 1999




The fund seeks income that is exempt from Ohio personal and regular federal income taxes.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                       9   Portfolio Management Discussion

                      13   Glossary of Investment Terms

                      14   Investment Portfolio

                      19   Financial Statements

                      22   Financial Highlights

                      23   Notes to Financial Statements

                      26   Officers and Trustees

                      27   Investment Products and Services

                      29   Scudder Solutions

Scudder Ohio Tax Free Fund

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ticker symbol SCOHX                                              fund number 013
--------------------------------------------------------------------------------

Date of               o     For its most recent semiannual period ended
Inception:                  September 30, 1999, Scudder Ohio Tax Free Fund
5/28/87                     posted a total return of -1.86%, outpacing the
                            -3.10% average return of 50 similar funds tracked by Lipper Analytical Services.^1

Total Net             o     The fund ranked in the top 20% of similar Ohio
Assets as of                tax-free funds over the one-, three-, five-, and
9/30/99:                    ten-year periods ended September 30 as rated by
$92.8 million               Lipper. Please see page 10 for additional
                            information on the fund's rankings.

                      o Scudder Ohio Tax Free Fund received a four-star Morningstar Rating(TM), reflecting "above average" risk-adjusted performance through September 30, 1999.^2

 ----------------------------------------------------------------
 30-Day Yield on September 30, 1999
 ----------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

   Scudder              Taxable Yield
    Ohio               Needed to Equal
Tax Free Fund         the Fund's Yield

    4.25%                  7.55%


^1 Lipper Analytical Services, Inc., is an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains.

^2 For your information, these ratings are subject to change every month and are calculated from the fund's five-year average annual return in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below T-bill returns. The fund received four stars for three-year performance, four stars for five-year performance, and three stars for 10-year performance, and was rated among 1611, 1241, and 375 municipal funds for the respective periods. Of the funds rated, the top 10% received five stars, and the next 22.5% received four stars. Past performance is no guarantee of future returns.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

Recent months have witnessed a nearly continuous rise in Treasury and municipal bond rates across all maturity levels. A year ago, financial markets were in the grip of a "flight to quality": Nervous investors poured their assets into Treasury bonds to escape financial uncertainty in Asia, Latin America, and Russia, driving 30-year Treasury bond rates below 5% for the first time in recent memory. Following the U.S. Federal Reserve's three interest rate cuts during the last quarter of 1998, however, the Fed, and some investors, worried that too much liquidity may have been injected into the financial system, and that inflation might once again pose a threat. Thus, investors, and the Fed, have combined to gradually push rates up this year.

Despite a difficult environment for bonds, municipal bonds have held up well compared to other high-quality fixed-income securities. Municipals have benefited from significantly lower supply (20% less than 12 months ago) and the relative attractiveness of municipal yields compared with Treasuries. And though it posted a negative return of -1.86% for the six months ended September 30, 1999, Scudder Ohio Tax Free Fund outperformed most of its peers during that time, ranking 2nd out of 50 similar funds for total return as tracked by Lipper Analytical Services. The fund also ranked in the top 20% of similar Ohio tax-free funds over the one-, three-, five-, and ten-year periods ended September 30. For more information about the fund's market environment, strategy, and outlook, please read the Portfolio Management Discussion that begins on page 9.

It should be noted that Daniel Pierce retired in June of this year as President of Scudder Ohio Tax Free Fund, at which time I assumed that role and its responsibilities. We are fortunate that Dan's longstanding affiliation with Scudder is ongoing, and that we will continue to benefit from his counsel going forward. I am pleased to join the Ohio Tax Free Fund's team in this capacity, and look forward to serving your interests.

If you have any questions regarding Scudder Ohio Tax Free Fund or any other Scudder fund, please call 1-800-SCUDDER (1-800-728-3337). Or visit Scudder's Web site at www.scudder.com.

Sincerely,

/s/Lynn S. Birdsong
Lynn S. Birdsong
President
Scudder Ohio Tax Free Fund

Performance Update
--------------------------------------------------------------------------------
                                                              September 30, 1999

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

     Scudder Ohio Tax Free Fund      Lehman Brothers Municipal Bond Index*

'89           10000                                10000
'90           10472                                10681
'91           11922                                12089
'92           13139                                13355
'93           14947                                15056
'94           14432                                14688
'95           15958                                16332
'96           16955                                17317
'97           18415                                18883
'98           19922                                20528
'99           19678                                20384


                  Yearly periods ended September 30


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                       Total Return
                              Growth of                                  Average
Period ended 9/30/1999         $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Scudder Ohio Tax Free Fund
--------------------------------------------------------------------------------
1 year                        $  9,877               -1.23%              -1.23%
--------------------------------------------------------------------------------
5 year                        $ 13,635               36.35%               6.40%
--------------------------------------------------------------------------------
10 year                       $ 19,678               96.78%               7.00%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index*
--------------------------------------------------------------------------------
1 year                        $  9,930               -0.70%              -0.70%
--------------------------------------------------------------------------------
5 year                        $ 13,878               38.78%               6.77%
--------------------------------------------------------------------------------
10 year                       $ 20,384              103.84%               7.38%
--------------------------------------------------------------------------------

* The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

      All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not temporarily capped expenses, the average annual total return for the Fund for the one year, five year, and ten year periods would have been lower.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------



                                        Yearly periods ended September 30

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE SCUDDER OHIO TAX FREE FUND TOTAL RETURN (%) AND
LEHMAN BROTHERS MUNICIPAL BOND INDEX TOTAL RETURN (%)

               1990   1991   1992   1993   1994    1995   1996   1997   1998   1999
--------------------------------------------------------------------------------------
Fund Total
Return (%)      4.72  13.84  10.21  13.76  -3.44   10.58   6.25   8.61   8.18  -1.23
--------------------------------------------------------------------------------------
Index Total
Return (%)      6.80  13.19  10.45  12.74  -2.44   11.18   6.04   9.04   8.72  -0.70
--------------------------------------------------------------------------------------
Net Asset
Value ($)       11.7  12.46  12.93  13.72  12.46   13.02  13.04  13.41  13.78  12.88
--------------------------------------------------------------------------------------
Income
Dividends ($)    .79    .77    .74    .71    .70     .69    .68    .68    .67    .63
--------------------------------------------------------------------------------------
Capital Gains
Distributions
($)              .06    .06    .02    .21    .10     .03    .09    .04    .03    .11
--------------------------------------------------------------------------------------

Portfolio Summary
--------------------------------------------------------------------------------
                                                              September 30, 1999

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Sales/Special Tax           13%                         The fund invests in a
Other General Obligation/                             broad selection of Ohio
Lease                       11%                              municipal bonds.
Higher Education            10%
Water/Sewer Revenue          9%
Hospital/Health              8%
School District/Lease        7%
State General Obligation     6%
Electric Utility Revenue     6%
Toll Revenue/Transportation  3%
Miscellaneous Municipal     27%
------------------------------------
                           100%
------------------------------------



--------------------------------------------------------------------------------
Quality
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

AAA*                        63%                            Overall portfolio
AA                          19%                        quality remains high,
A                            6%                             with over 85% of
BBB                          3%                         portfolio securities
SKI**                        9%                      rated A or better as of
------------------------------------                           September 30.
                           100%
------------------------------------
      Weighted average quality: AA
*     Includes cash equivalents
**    Scudder Kemper Investments (SKI) have
      been determined to be of comparable
      quality to rated eligible securities.


--------------------------------------------------------------------------------
Effective Maturity
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Less than 1 year             6%                         In an environment of
1-5 years                   28%                       rising interest rates,
5-8 years                   17%                          our strategy was to
8-15 years                  35%                           maintain a shorter
Greater than 15 years       14%                           portfolio duration
------------------------------------                  compared to most other
                           100%                          Ohio municipal bond
------------------------------------                                  funds.
      Weighted average effective
      maturity: 7.9 years



For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                              September 30, 1999

Dear Shareholders,

During a difficult period for most fixed-income securities, Scudder Ohio Tax Free Fund posted a negative return but displayed strong competitive performance. The fund's total return for its most recent fiscal year ended September 30, 1999, was -1.86%, outpacing the -3.10% average return of 50 similar funds as tracked by Lipper Analytical Services, Inc. The fund's 30-day SEC yield as of September 30 was 4.25%, equivalent to a 7.55% taxable yield for Ohio investors subject to the 43.71% combined federal and state income tax rate.

In addition, the fund's total returns over the one-, three-, five-, and ten-year periods ended September 30, 1999, placed it in the top 20% of similar Ohio tax-free funds. Please see the table below for additional information concerning the fund's returns.

Ohio Update

Ohio continues to benefit from economic growth in and around the state, and its debt burden is low. The State's projected capital plan for the 1999 and 2000 fiscal years calls for capital spending to be maintained at current levels, with approximately $1.8 billion of debt financing. The plan will finance various projects throughout the state, with specific attention to the areas of primary and secondary education and corrections. Although planned

--------------------------------------------------------------------------------
Scudder Ohio Tax Free Fund:
Top-Tier Performance
(Average annual returns for periods ended September 30, 1999)
--------------------------------------------------------------------------------

                    Scudder
                      Ohio
                 Tax Free Fund      Lipper                  Number of     Percentile
Period               Return         Average    Rank       Funds Tracked      Rank
-------------------------------------------------------------------------------------
1 Year               -1.23%          2.36%       5     of        49        Top 10%
3 Years               5.09%          4.43%       5     of        45        Top 11%
5 Years               6.40%          5.80%       7     of        36        Top 19%
10 Years              7.00%          6.68%       2     of        10        Top 19%

Past performance does not guarantee future results.

future debt issuance is large, we believe the debt burden will still be manageable given scheduled debt retirement. Ohio's economy has been supported by employment growth in the service and trade sectors as well as by product diversification in the manufacturing sector. The State is currently contesting a lawsuit that challenges the adequacy and equity of school funding. Since education is financed primarily with property tax revenues administered at the local level, there is a disparity between wealthy and poor districts.

Overall, given the strength of Ohio's economy and its strong financial position, we believe the state's credit status is solid to improving. We will continue to monitor the education lawsuit and its potential effects on the State's finances.

A Cautious Strategy

During the fund's most recent semiannual period, fixed income investors reacted negatively to news of tightening U.S. labor markets, the worldwide economic revival, a weakening dollar, and economic statistics that some worried could presage a revival of inflation. Yields on 10-year Treasury bonds rose just over one half of a percentage point and their prices declined 4.6% over the 12-month period, while municipal bond yields rose nearly the same amount as Treasury yields, and their prices declined 4.5%. Over the period, the fund's average effective maturity declined from 8.8 years to 7.9 years.

During the six-month period, we maintained three key elements of our longer-term strategy: First, we focused on premium "cushion" bonds -- high coupon bonds trading at a premium to face value that can be redeemed prior to maturity. We believe that the extra yield provided by cushion bonds adequately compensates the fund for the call feature in the current environment. Second, we continued the fund's strong emphasis on call protection. (Generally a bond is called in by its issuer so that it can be refinanced at a lower prevailing rate.) Our call-protection strategy provides a more reliable income stream for the fund than would exist if the portfolio held a significant proportion of bonds that could be called in before their stated maturities. Third, our emphasis on purchasing premium bonds rather than par bonds (which can more easily decline to a discount) helped the fund by avoiding "market discount," a provision that subjects municipal bonds sold at a discount to taxation.

Overall portfolio quality remains high, with over 85% of portfolio securities rated A or better at the close of the period. We continue to invest in a broad selection of Ohio tax-exempt issues, including sales and special tax revenue, higher education revenue, and school district general obligation bonds.

Outlook

Because some worry that excess financial liquidity, high-flying consumer spending, and worker shortages could spell renewed inflation, the Federal Reserve, with the help of many bond market participants, is striving to cool the burgeoning U.S. economy. The Fed has raised interest rates twice in recent months, and warned of further increases in the near future. Meanwhile, market rates, such as those for mortgages and corporate bonds, have risen even faster than the Fed funds rate. Such rate increases, along with a volatile stock market, could significantly slow the U.S. economy in 2000.

In a slightly weaker economy, municipal bonds should look attractive. Though they would be negatively affected by further interest rate increases in the short run, municipals should continue to benefit from steady demand from institutional purchasers. Three other factors favor municipal bonds: First, municipals currently yield more than 80% of similar maturity Treasuries. Second, strong state and city finances across the country have boosted the creditworthiness of tax-exempt bonds, and third, the reduced supply of municipal bonds lends important support to their prices. Over the coming months, we will look to extend the fund's duration to take advantage of higher yields and capital appreciation opportunities. We believe Scudder Ohio Tax Free Fund remains an attractive investment option for investors seeking a high level of income free from federal and Ohio income taxes.

Sincerely,

Your Portfolio Management Team

/s/Eleanor R. Brennan                                   /s/Rebecca L. Wilson
Eleanor R. Brennan                                      Rebecca L. Wilson

Glossary of Investment Terms
--------------------------------------------------------------------------------


                 Bond An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

              General  A municipal bond backed by the "full faith and credit"
           Obligation  (including the taxing and further borrowing power) of the
                 Bond city, state, or agency that issues the bond. A general obligation bond is repaid with the issuer's general revenue and borrowings.

            Inflation  An overall increase in the prices of goods and services, as happens when business and consumer spending increases
                       relative to the supply of goods available in the marketplace
                       -- in other words, when too much money is chasing too few
                       goods. High inflation has a negative impact on the prices of fixed-income securities.

       Municipal Bond  An interest-bearing debt security issued by a state or local government entity.

            Net Asset  The price per share of a mutual fund based on the sum of the
          Value (NAV)  market value of all the securities owned by the fund divided by the number of outstanding shares.

              Taxable The level of yield a fully taxable instrument would have to Equivalent provide to equal that of a tax-free municipal bond on an
                Yield  after-tax basis.

           30-Day SEC  The standard yield reference for bond funds, based on a
                Yield formula prescribed by the SEC. This annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

         Total Return  The most common yardstick to measure the performance of a fund. Total return -- annualized or compound -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                        as of September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                          Principal      Market
                                                         Amount ($)     Value ($)
------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
Short-Term Municipal Investments 4.6%
------------------------------------------------------------------------------------

Ohio
Ohio Air Quality Development Authority, Cincinnati Gas
  and Electric, Daily Demand Note, 4.15%, 12/1/2015* ......   1,200,000   1,200,000
Ohio Air Quality Development Authority Revenue,
  Cincinnati Gas and Electric, Daily Demand Note, 3.7%,
  9/1/2030* ...............................................   2,500,000   2,500,000
Ohio Water Development Authority, Environmental Mead
  Corporation, Series 1986 B, Daily Demand Note, 3.75%,
  11/1/2015* ..............................................     500,000     500,000

------------------------------------------------------------------------------------
Total Short-Term Municipal Investments (Cost $4,200,000)                  4,200,000
------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
Long-Term Municipal Investments 95.4%
------------------------------------------------------------------------------------

Ohio
Beavercreek, OH, Local School District, General Obligation,
  Series 1996, 6.6%, 12/1/2015 (b) ........................   1,000,000   1,125,460
Butler County, OH, Transportation Improvement District,
  Series 1997 A, 6%, 4/1/2010 (b) .........................   1,500,000   1,608,735
Cleveland, OH, General Obligation:
  Series A, Prerefunded 7/1/2002, 6.3%, 7/1/2006** ........   1,000,000   1,069,920
  Series 1993, 5.375%, 9/1/2009 (b) .......................   1,700,000   1,743,962
Cleveland, OH, Non Taxable Revenue Bond, Cleveland
  Stadium, Series A, Zero Coupon, 12/1/2011 (b) ...........     820,000     411,336
Cleveland, OH, Parking Facility Revenue, 6%,
  9/15/2009 (b) ...........................................   1,385,000   1,492,572
Cleveland, OH, Public Power System Improvement Revenue:
  Capital Appreciation, First Mortgage, Series 1994A,
    Zero Coupon, 11/15/2012 (b) ...........................   2,250,000   1,105,267
  Series 1994 A, Zero Coupon, 11/15/2009 (b) ..............   2,250,000   1,337,985
  Series 1996-1, 6%, 11/15/2011 (b) .......................   1,050,000   1,128,698
  Series B Prerefunded 11/15/2001, 7%, 11/15/2017** .......     750,000     798,127
Cleveland, OH, Revenue Bond, Cleveland Stadium:
  Series A, Zero Coupon, 12/1/2014 (b) ....................     820,000     341,431
  Series A, Zero Coupon, 12/1/2017 (b) ....................     820,000     281,096
  Series B, Zero Coupon, 12/1/2009 (b) ....................     810,000     455,163
  Series B, Zero Coupon, 12/1/2015 (b) ....................     815,000     317,801
  Series B, Zero Coupon, 12/1/2018 (b) ....................     815,000     262,414
Cleveland, OH, Urban Renewal Tax Increment Rock & Roll
  Hall of Fame and Museum Project, 6.75%, 3/15/2018 .........   1,000,000   1,018,630


    The accompanying notes are an integral part of the financial statements.

                                                          Principal      Market
                                                         Amount ($)     Value ($)
------------------------------------------------------------------------------------

Cleveland, OH, Waterworks Revenue:
  First Mortgage Revenue, Prerefunded 1/1/2002,
    Series F 1992A, 6.25%, 1/1/2007 (b)** .................     950,000   1,007,827
  Series I, 5%, 1/1/2017 (b) ..............................   1,000,000     922,640
  Unrefunded, First Mortgage Revenue, Series F 1992A,
    6.25%, 1/1/2007 (b) ...................................      50,000      52,788
Cleveland-Cuyahoga County, OH, Port Development,
  C&P Docks Project, 6%, 3/1/2007 (b) .....................   1,000,000     988,770
Columbus, OH, General Obligation, Unlimited Tax, Sewer
  Improvement, Prerefunded 5/1/2003, 6%, 5/1/2013** .......   1,000,000   1,069,610
Cuyahoga County, OH, General Obligation, Jail Facilities,
  Series 1991, ETM, Zero Coupon, 10/1/2002*** .............   1,500,000   1,310,445
Cuyahoga County, OH, Hospital Facilities Revenue, Health
  Cleveland Inc., Series 1993, 6.25%, 8/15/2010 ...........   1,000,000   1,061,020
Dublin, OH, City School District, Capital Appreciation,
  Series 1998, Zero Coupon, 12/1/2011 (b) .................   1,000,000     523,480
Fairfield, OH, City School District, 7.2%, 12/1/2009 (b) ..   1,000,000   1,149,730
Franklin County, OH, Health Care Facilities, Revenue
  Refunding, Ohio Presbyterian Services:
  Series 1997, 5.25%, 7/2/2008 ............................     500,000     486,765
  Series 1997, 5.5%, 7/1/2017 .............................   1,000,000     917,130
Franklin County, OH, Riverside United Methodist Hospital,
  Series A, 5.75%, 5/15/2012 ..............................   1,950,000   1,966,614
Gateway Economic Development Corporation of
  Cleveland, OH, Stadium Revenue, 6.5%, AMT,
  9/15/2014 ...............................................   4,000,000   4,023,320
Gateway Economic Development Corporation of Greater
  Cleveland, OH, Excise Tax, Series 1990, 7.2%, AMT
  9/1/2001 ................................................   2,550,000   2,630,300
Hamilton County, OH, Health System Revenue, Franciscan
  Sisters of the Poor Health System, Providence Hospital,
  Series 1992, 6.8%, 7/1/2008 .............................   2,000,000   2,153,060
Hamilton County, OH, Hospital Facilities Revenue, Christ
  Hospital, Series 1991 B, Prerefunded 1/1/2001, 6.625%,
  1/1/2006** ..............................................   1,000,000   1,030,690
Hamilton County, OH, Sewer System Revenue:
  Improvement and Refunding, 5.45%, 12/1/2009 (b) .........   1,000,000   1,035,460
  Series 1991 A, 6.4%, 12/1/2005 ..........................     530,000     557,226
  Series 1991 A, Prerefunded 6/1/2001, 6.4%,
  12/1/2005** .............................................     220,000     232,034
Hilliard, OH, School District, Series 1996A, Zero Coupon,
  12/1/2012 (b) ...........................................   1,655,000     811,033
Huber Heights, OH, Water System Revenue, Capital
  Appreciation, Zero Coupon, 12/1/2012 ....................   1,005,000     492,500


    The accompanying notes are an integral part of the financial statements.

                                                              Principal     Market
                                                             Amount ($)    Value ($)
------------------------------------------------------------------------------------

Lorain County, OH, Hospital Refunding Revenue, Humility
  of Mary Health Care System, Series A, Prerefunded
  12/15/2005, 5.9%, 12/15/2008** ...........................   1,000,000   1,058,060
Lorain, OH, Hospital Authority Refunding Revenue,
  Lakeland Community Hospital Inc., 6.5%, 11/15/2012 .......   1,000,000   1,086,700
Lucas County, OH, Toledo Port Authority Development,
  Revenue Bond, Northwest Ohio Bond Fund, Series A,
  5.4%, 5/15/2019 ..........................................     500,000     452,020
Lucas County, OH, Hospital Revenue, Flower Hospital,
  Series 1993, Prerefunded 12/1/2004, 6.125%,
  12/1/2013** ..............................................   1,375,000   1,480,078
Mahoning County, OH, General Obligation, Limited Tax,
  6.6%, 12/1/2006 (b) ......................................   1,100,000   1,171,896
Medina, OH, City School District, General Obligation, Zero
  Coupon, 12/1/2006 (b) ....................................   1,500,000   1,052,010
Miami County, OH, Revenue Refunding, Hospital Upper
  Valley, Series 1996 C, 6.25%, 5/15/2013 ..................   1,000,000     982,040
North Olmstead, OH, General Obligation:
  6.2%, 12/1/2011 (b) ......................................   2,000,000   2,152,320
  6.25%, 12/15/2012 (b) ....................................   1,500,000   1,595,595
Northeast Ohio Regional Sewer District, Wastewater
  Improvement Revenue Refunding:
  5.5%, 11/15/2012 (b) .....................................   1,550,000   1,572,196
  5.6%, 11/15/2013 (b) .....................................   1,000,000   1,015,440
Ohio Air Quality Development Authority, Pollution Control
  Revenue, Cleveland Electric Company, 8%,
  12/1/2013 (b) ............................................   1,250,000   1,382,013
Ohio Gateway Economic Development Corp., Revenue,
  Cuyahoga County Annual Gateway, 7.5%, 9/1/2005 ...........   1,500,000   1,589,910
Ohio General Obligation, Series 1994, 6%, 8/1/2010 .........   1,000,000   1,080,190
Ohio Higher Education Facilities Revenue:
  Oberlin College Project, Prerefunded 10/1/1999, 7.1%,
    10/1/2012** ............................................     475,000     484,543
  Case Western Reserve University, Series B, 6.5%,
    10/1/2020 ..............................................   2,250,000   2,493,270
Ohio Higher Educational Facility Commission, Refunding
  Revenue, Case Western Reserve University, 6%,
  10/1/2014 ................................................   1,000,000   1,059,040
Ohio Housing Finance Agency, Single-Family Mortgage
  Revenue, Series 1990 F, 7.6%, 9/1/2016 ...................     730,000     754,002
Ohio Public Facilities Commission, Higher Educational
  Capital Facilities Revenue, Series 2B, 5.4%,
  11/1/2007 (b) ............................................   1,500,000   1,540,620
Ohio State Building Authority:
  Administration Building, Series A, 5.375%, 10/1/2012 .....   1,000,000   1,003,710


    The accompanying notes are an integral part of the financial statements.

                                                                 Principal     Market
                                                                 Amount ($)   Value ($)
------------------------------------------------------------------------------------

  Correctional Facilities Revenue, Series 1991 A, 6.5%,
    10/1/2004 .................................................   1,000,000   1,059,260
  Revenue Bond, Adult Correctional Facilities, Series A,
    5.5%, 10/1/2010 ...........................................     750,000     773,108
  Toledo Government Office Building, Series A,
    Prerefunded 4/1/2003, 8%, 10/1/2027** .....................     500,000     557,330
Ohio State Higher Education Facility:
  Series 1997 A, Step-up Coupon 0% to 7/1/2000,
    6.5% to 7/1/2008 ..........................................   2,325,000   2,453,712
  Prerefunded 12/1/2000, 7.25%, 12/1/2012 (b)** ...............     200,000     211,600
  Prerefunded 12/1/2000, Series 1989, 7.25%,
    12/1/2012 (b) .............................................     800,000     846,400
Ohio State Higher Educational Facilities Commission,
  Higher Educational Facilities-Oberlin College-Revenue
  Bonds, 5.25%, 10/1/2014 .....................................   1,000,000     985,720
Ohio Water Development Authority, 5.875%, 9/1/2020 ............     500,000     471,030
Ohio Water Development Authority Revenue Bond, 5.25%,
  12/1/2010 (b) ...............................................   1,000,000   1,011,330
Olmsted Falls, OH, City School District, General
  Obligation, Series 1991, Prerefunded 12/15/2001,
  7.05%, 12/15/2011** .........................................   1,000,000   1,079,950
Rocky River, OH, City School District, School Improvement,
  Series 1998, 5.375%, 12/1/2017 ..............................   1,000,000     973,910
Strongsville, OH, City School District, General Obligation,
  5.35%, 12/1/2011 (b) ........................................   1,000,000   1,018,750
Summit County, OH, General Obligation, Prerefunded
  12/1/2004, 6.4%, 12/1/2014** ................................   1,000,000   1,102,190
University of Akron, General Receipts, Revenue, 5.75%,
  1/1/2013 (b) ................................................   1,365,000   1,402,442
Warren County, OH, Water Improvement, General
  Obligation, The P&G Project, Series 1995, 5.25%,
  12/1/2016 ...................................................   1,720,000   1,654,004

Puerto Rico
Puerto Rico Aqueduct and Sewer Authority, Revenue
  Refunding, 6%, 7/1/2009 .....................................   1,000,000   1,068,390
Puerto Rico Commonwealth, Highway & Transportation
  Authority, Series 1993W, 5.5%, 7/1/2013 (b) .................   1,000,000   1,022,210
Puerto Rico Electric Power Authority, Series 1994S, 6.125%,
  7/1/2009 (b) ................................................   2,000,000   2,192,860
Puerto Rico, General Obligation, Public Improvement,
  Prerefunded 7/1/2002, 6.6%, 7/1/2013 (b)** ..................   1,000,000   1,081,050
University of Puerto Rico, University Systems, Series N,
  6.25%, 6/1/2008 (b) .........................................   1,000,000   1,105,500


    The accompanying notes are an integral part of the financial statements.

                                                               Principal     Market
                                                               Amount ($)   Value ($)
-------------------------------------------------------------------------------------

Virgin Islands
Virgin Islands Public Financial Authority Revenue, Series A,
Prerefunded 10/1/2002, 7.25%, 10/1/2018** ..................    1,000,000   1,109,310

-------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $84,575,561)                   87,106,748
-------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $88,775,561) (a)                91,306,748
-------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $88,775,561. At September 30, 1999, net unrealized appreciation for all securities based on tax cost was $2,531,187. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $3,261,279 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $730,092.

(b) Bond is insured by one of these companies: AMBAC, FGIC, FSA, MBIA/BIG, or Capital Guaranty.

      AMT: Subject to alternative minimum tax

* Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds in full at the earliest refunding date.

*** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of September 30, 1999 (Unaudited)
---------------------------------------------------------------------------------------------

Assets
---------------------------------------------------------------------------------------------
Investments, at market (identified cost $88,775,561) .........................   $ 91,306,748
Cash .........................................................................        676,817
Interest receivable ..........................................................      1,294,034
Receivable for Fund shares sold ..............................................         45,629
Other assets .................................................................          5,786
                                                                                 ------------
Total assets .................................................................     93,329,014

Liabilities
---------------------------------------------------------------------------------------------
Dividends payable ............................................................        363,550
Payable for Fund shares redeemed .............................................          3,000
Accrued management fee .......................................................         86,234
Other payables and accrued expenses ..........................................         44,125
                                                                                 ------------
Total liabilities ............................................................        496,909
---------------------------------------------------------------------------------------------
Net assets, at market value                                                      $ 92,832,105
---------------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation (depreciation) on investments ....................      2,531,187
Accumulated net realized gain (loss) .........................................       (632,578)
Paid-in capital ..............................................................     90,933,496
---------------------------------------------------------------------------------------------
Net assets, at market value                                                      $ 92,832,105
---------------------------------------------------------------------------------------------

Net Asset Value
---------------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share ($92,832,105 /
7,207,512 outstanding shares of beneficial interest, $.01 par value, unlimited   ------------
number of shares authorized) .................................................   $      12.88
                                                                                 ------------

    The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------------
Statement of Operations for the six months ended September 30, 1999 (Unaudited)
------------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------------------
Income:
Interest .....................................................................   $ 2,608,403
                                                                                 -----------
Expenses:
Management fee ...............................................................       284,677
Services to shareholders .....................................................        37,132
Custodian and accounting fees ................................................        24,677
Trustees' fees and expenses ..................................................         7,861
Auditing .....................................................................        13,788
Reports to shareholders ......................................................         4,054
Legal ........................................................................         3,470
Registration fees ............................................................         2,245
Other ........................................................................         4,124
                                                                                 -----------
Total expenses before reductions .............................................       382,028
Expense reductions ...........................................................       (25,472)
                                                                                 -----------
Expenses, net ................................................................       356,556
--------------------------------------------------------------------------------------------
Net investment income                                                              2,251,847
--------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------------------
Net realized gain (loss) from investment transactions ........................      (556,837)
Net unrealized appreciation (depreciation) on investments during the period ..    (3,515,339)
--------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                        (4,072,176)
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  $(1,820,329)
--------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                      Six Months
                                                        Ended
                                                     September 30,
                                                         1999           Year Ended
Increase (Decrease) in Net Assets                     (Unaudited)     March 31, 1999
---------------------------------------------------------------------------------
Operations:
Net investment income ............................   $  2,251,847    $  4,681,262
Net realized gain (loss) from investment
  transactions ...................................       (556,837)        731,048
Net unrealized appreciation (depreciation) on
  investment transactions during the period ......     (3,515,339)       (498,294)
                                                     ------------    ------------
Net increase (decrease) in net assets resulting
  from operations ................................     (1,820,329)      4,914,016
                                                     ------------    ------------
Distributions to shareholders:
From net investment income .......................     (2,251,847)     (4,681,262)
                                                     ------------    ------------
From net realized gains on investment transactions             --        (759,189)
                                                     ------------    ------------
Fund share transactions:
Proceeds from shares sold ........................      6,561,320      22,088,926
Net asset value of shares issued to shareholders
  in reinvestment of distributions ...............      1,495,070       3,716,462
Cost of shares redeemed ..........................     (8,635,946)    (22,245,898)
                                                     ------------    ------------
Net increase (decrease) in net assets from Fund
  share transactions .............................       (579,556)      3,559,490
                                                     ------------    ------------
Increase (decrease) in net assets ................     (4,651,732)      3,033,055
Net assets at beginning of period ................     97,483,837      94,450,782
                                                     ------------    ------------
Net assets at end of period ......................   $ 92,832,105    $ 97,483,837
                                                     ------------    ------------

Other Information
---------------------------------------------------------------------------------
Increase (decrease) in Fund shares
Shares outstanding at beginning of period ........      7,251,068       6,989,251
                                                     ------------    ------------
Shares sold ......................................        497,323       1,626,994
Shares issued to shareholders in reinvestment of
  distributions ..................................        114,096         274,026
Shares redeemed ..................................       (654,975)     (1,639,203)
                                                     ------------    ------------
Net increase (decrease) in Fund shares ...........        (43,556)        261,817
                                                     ------------    ------------
Shares outstanding at end of period ..............      7,207,512       7,251,068
                                                     ------------    ------------



    The accompanying notes are an integral part of the financial statements.

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

------------------------------------------------------------------------------------
Years Ended March 31,           1999(a)   1999     1998     1997    1996     1995
------------------------------------------------------------------------------------
Net asset value, beginning of
period                          $13.44  $13.51   $12.94   $12.95   $12.77  $12.68
                                ----------------------------------------------------
------------------------------------------------------------------------------------
Income from investment
operations:
------------------------------------------------------------------------------------
Net investment income              .31     .65      .68      .68      .69     .70
------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investment
transactions                      (.56)    .04      .60      .03      .30     .13
                                ----------------------------------------------------
------------------------------------------------------------------------------------
Total from investment
operations                        (.25)    .69     1.28      .71      .99     .83
------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------
From net investment income        (.31)   (.65)    (.68)    (.68)    (.69)   (.70)
------------------------------------------------------------------------------------
From net realized gains on
investment transactions              --   (.11)    (.03)    (.04)    (.12)     --
------------------------------------------------------------------------------------
In excess of net realized gains      --     --       --       --       --    (.04)
                                ----------------------------------------------------
------------------------------------------------------------------------------------
Total distributions               (.31)   (.76)    (.71)    (.72)    (.81)   (.74)
------------------------------------------------------------------------------------
Net asset value, end of period  $12.88  $13.44   $13.51   $12.94   $12.95  $12.77
                                ----------------------------------------------------
------------------------------------------------------------------------------------
Total Return (%) (b)             (1.86)** 5.18    10.08     5.58     7.85    6.82
------------------------------------------------------------------------------------

Ratios and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                        93      97       94       84       84      78
------------------------------------------------------------------------------------
Ratio of operating expenses,
net to average daily net
assets (%)                         .75*    .62      .52      .50      .50     .50
------------------------------------------------------------------------------------
Ratio of operating expenses
before expense reductions, to
average daily net assets (%)       .80*    .85      .86      .88      .89     .91
------------------------------------------------------------------------------------
Ratio of net investment income
to average daily net assets (%)   4.74*   4.81     5.09     5.23     5.30    5.59
------------------------------------------------------------------------------------
Portfolio turnover rate (%)       18.0*   20.5      4.9      9.7     19.6    19.9
------------------------------------------------------------------------------------

(a)   For the six months ended September 30, 1999 (Unaudited).
(b)   Total returns would have been lower had certain expenses not been reduced.
*     Annualized
**    Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                     (unaudited)

A. Significant Accounting Policies

Scudder Ohio Tax Free Fund (the "Fund") is a non-diversified series of Scudder State Tax Free Fund Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

For the six months ended September 30, 1999, purchases and sales of long-term municipal securities aggregated $8,334,105 and $12,916,657, respectively.

C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Fund agrees to pay the Adviser a fee equal to an annual rate of approximately 0.60% of the Fund's average daily net assets, computed and accrued daily and payable monthly. The Adviser had agreed not to impose all or a portion of its management fee and to maintain the annualized expenses of the Fund at not more than 0.50% of average daily net assets until January 31, 1998, at not more than 0.60% of average daily net assets for the period from February 1, 1998 to January 31, 1999, and at no more than 0.75% of average daily net assets for the period from February 1, 1999 to July 31, 2000. For the six months ended September 30, 1999, the Adviser did not impose a portion of its management fee amounting to $25,472 and the amount imposed amounted to $259,205, of which $86,234 was unpaid at September 30, 1999.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund. For the six months ended September 30, 1999, the amount charged to the Fund by SSC aggregated $27,695, of which $3,394 was unpaid at September 30, 1999.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended September 30, 1999, the amount charged to the Fund by SFAC aggregated $15,000, of which $0 was unpaid at September 30, 1999.

The Trust pays each Trustee not affiliated with the Adviser an annual retainer, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the six months ended September 30, 1999, Trustees' fees and expenses charged to the Fund aggregated $7,861.

D. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Officers and Trustees
--------------------------------------------------------------------------------


Lynn S. Birdsong*                            Eleanor R. Brennan*
o     President and Trustee                  o     Vice President

Henry P. Becton, Jr.                         Philip G. Condon*
o     Trustee; President and General         o     Vice President
      Manager, WGBH Educational
      Foundation                             Ashton P. Goodfield*
                                             o     Vice President
Dawn-Marie Driscoll
o     Trustee; President, Driscoll           Ann M. McCreary*
      Associates; Executive Fellow,          o     Vice President
      Bentley College
                                             Frank J. Rachwalski, Jr.*
Peter B. Freeman                             o     Vice President
o     Trustee; Corporate Director and
      Trustee                                Rebecca L. Wilson*
                                             o     Vice President
George M. Lovejoy, Jr.
o     Trustee; President and Director,       John Millette*
      Fifty Associates                       o     Vice President and Secretary

Wesley W. Marple, Jr.                        John R. Hebble*
o     Trustee; Professor of Business         o     Treasurer
      Administration, Northeastern
      University, College of Business        Caroline Pearson*
      Administration                         o     Assistant Secretary

Kathryn L. Quirk*
o     Trustee, Vice President and            *Scudder Kemper Investments, Inc.
      Assistant Secretary

Jean C. Tempel
o     Trustee; Venture Partner,  Internet
      Capital Group

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth and Income
   Scudder U.S. Treasury Money Fund                   Scudder Balanced Fund
   Scudder Cash Investment Trust                      Scudder Dividend & Growth Fund
   Scudder Money Market Series --                     Scudder Growth and Income Fund
    Prime Reserve Shares*                             Scudder Select 500 Fund
    Premium Shares*                                   Scudder S&P 500 Index Fund
    Managed Shares*                                   Scudder Real Estate Investment Fund
   Scudder Government Money Market
    Series -- Managed Shares*                       U.S. Growth
                                                    Value
 Tax Free Money Market+                               Scudder Large Company Value Fund
   Scudder Tax Free Money Fund                        Scudder Value Fund***
   Scudder Tax Free Money Market                      Scudder Small Company Value Fund
    Series -- Managed Shares*                         Scudder Micro Cap Fund
   Scudder California Tax Free Money Fund**         Growth
   Scudder New York Tax Free Money Fund**             Scudder Classic Growth Fund***
                                                      Scudder Large Company Growth Fund
 Tax Free+                                            Scudder Select 1000 Growth Fund
   Scudder Limited Term Tax Free Fund                 Scudder Development Fund
   Scudder Medium Term Tax Free Fund                  Scudder 21st Century Growth Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund                 Global Equity
   Scudder California Tax Free Fund**               Worldwide
   Scudder Massachusetts Limited Term                 Scudder Global Fund
    Tax Free Fund**                                   Scudder International Value Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                    Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder International Growth Fund
 U.S. Income                                          Scudder Global Discovery Fund***
   Scudder Short Term Bond Fund                       Scudder Emerging Markets Growth Fund
   Scudder GNMA Fund                                  Scudder Gold Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Financial Services Fund
 Asset Allocation                                     Scudder Heath Care Fund
   Scudder Pathway Conservative Portfolio             Scudder Technology Fund
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio                 Preferred Series
                                                      Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Scudder Global High Income Fund, Inc.
   The Brazil Fund, Inc.                            Scudder New Asia Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Europe Fund, Inc.
   Montgomery Street Income Securities, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

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Notes
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                                       31
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About the Fund's Adviser



SCUDDER INVESTMENTS(SM)
[LOGO]


PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com


A member of the [LOGO] Zurich Financial Services Group


Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.



This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.